UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 27, 2023

DHC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40130	98-1574798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Kirkwood Blvd

Suite 1400B

Southlake, TX 76092

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (214) 452-2300

535 Silicon Drive

Suite 100

Southlake, Texas 76092

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	DHCAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	DHCA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	DHCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Non-Redemption Agreement

As previously disclosed, DHC Acquisition Corp, a Cayman Islands exempted company (the “Company”) has called a special meeting of stockholders (the “Special Meeting”) to approve, among other things an amendment to the Company’s amended and restated memorandum and articles of association (the “Articles Extension”) to further extend the period of time by which the Company has to consummate an initial business combination to May 4, 2024 (the “Articles Amendment Proposal”).

The Company and DHC Sponsor, LLC (the “Sponsor”) intend to enter into non-redemption agreements (the “Non-Redemption Agreements”) with certain stockholders of the Company pursuant to which, if such stockholders do not redeem (or validly rescind any redemption requests on) their shares of Class A common stock (the “Non-Redeemed Shares”) in connection with the Special Meeting, the Sponsor will agree to transfer to such investors shares of Class A ordinary shares held by the Sponsor immediately following the consummation of an initial business combination if they continue to hold such Non-Redeemed Shares through the Special Meeting. If the Articles Amendment Proposal is approved, the Sponsor has informed the Company that it expects to convert all of the Class B ordinary shares held by it into Class A ordinary shares prior to any redemptions in connection with the Articles Extension. Upon conversion of Class B ordinary shares to Class A ordinary shares, such Class A ordinary shares will not be entitled to receive funds from the trust account through redemptions or otherwise and will remain subject to the existing transfer restrictions.

The Non-Redemption Agreements are not expected to increase the likelihood that the Articles Amendment Proposal is approved by stockholders but is expected to increase the amount of funds that remain in the Company’s trust account following the Special Meeting.

NO ASSURANCES ARE MADE THAT A NON-REDEMPTION INCENTIVE OF ANY KIND WILL BE OFFERED AND THE ACTUAL TERMS OF ANY NON-REDEMPTION INCENTIVE MAY DIFFER MATERIALLY FROM THE TERMS DESCRIBED HEREIN.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHC Acquisition Corp.

By:	/s/ Chris Gaertner
Name:	Chris Gaertner
Title:	Co-Chief Executive Officer and Chief Financial Officer

Dated: November 27, 2023